UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 12, 2013

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

Summer Infant, Inc. today announced that it is evaluating a range of actions aimed at sharpening its strategy and improving its operating model.

In early February, the Company’s Board of Directors and members of the senior management team held a meeting to review and discuss the Company’s short- and long-term strategy to improve profitability and enhance shareholder value.  The Board and management are committed to improving liquidity while pursuing business opportunities and exercising financial discipline that will position the Company for long-term profitable growth.  The Company remains focused on delivering innovative juvenile products and building brands that bring value to its customers and consumers.

As part of its ongoing strategic review, the Company will focus on product rationalization, including a review of existing product lines, such as soft lines, gear and furniture, to ensure product offerings are consistent with the Company’s growth strategy.  At the same time, it will continue to invest in the innovation of its video monitor, safety, SwaddleMe® and feeding products.  The Company also is reviewing its customer relationships and revenue streams, such as licensing agreements, to ensure that each contributes to the profitability of the Company.  Summer Infant’s licensing agreement with Disney®, originally set to expire in December 2013, was recently concluded and the Company will continue to sell-through its existing inventory of these products in 2013.  In addition to previously announced cost-savings initiatives, the Company is continuing to evaluate additional cost control measures and to right-size the cost structure of its business in order to optimize profitability.  The Company expects to provide an update on its growth strategy and profitability enhancement initiatives on its fourth quarter and year-end financial results conference call in March 2013.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this report that are not historical fact may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the Company intends that such forward-looking statements be subject to the safe harbor created thereby.  These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believes,” “estimate” and similar expressions. These include statements regarding the Company’s strategy development efforts and steps to improve liquidity and future profitability. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements, including concentration of the Company’s business with retail customers, the ability of the Company to compete in its industry, control costs and expenses, develop and market new products, meet required financial covenants under its loan agreement and execute on strategic goals, and other risks as detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and subsequent Quarterly Reports on Form 10-Q filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: February 12, 2013	By:	/s/ Paul Francese
Paul Francese
Chief Financial Officer